Exhibit 10.2

                       AMENDMENT OF MODIFICATION AGREEMENT

      THIS AMENDMENT OF MODIFICATION AGREEMENT (the "Agreement") is made and entered into as of September 10, 2004, between Aladdin Systems Holdings, Inc., a Nevada corporation ("ALHI") and International Microcomputer Software, Inc., a California corporation ("IMSI").

                                    RECITALS

      WHEREAS, on January 20, 2004 ALHI and IMSI entered into a Stock Purchase Agreement pursuant to which IMSI purchased from ALHI 100% of the outstanding shares of capital stock of Aladdin Systems, Inc., a Delaware corporation ("Aladdin Systems"); and

      WHEREAS, on April 18, 2004, ALHI and IMSI consummated the acquisition of Aladdin Systems (the "Closing"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, at the Closing, ALHI and IMSI executed a Registration Rights Agreement; and

      WHEREAS, the Stock Purchase Agreement and Registration Rights Agreement were amended pursuant to the terms of a Modification Agreement between ALHI and IMSI dated as of September 2, 2004; and

      WHEREAS, ALHI and IMSI desire to amend the terms of the Modification Agreement in regard to the number of shares to be included in the registration required by the Registration Rights Agreement; and

      WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement or Registration Rights Agreement, as appropriate,

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1.1. Number of Shares to be Included in Registration.

      IMSI shall include in the SB-2 registration mandated by the Registration Rights Agreement all of the shares of IMSI issued to ALHI pursuant to the terms of the Stock Purchase Agreement and the Modification Agreement, constituting 1,065,807 shares.

      Section 1.2. Effectiveness of the Registration Statement.

      Notwithstanding anything to the contrary contained in the Registration Rights Agreement or the Modification Agreement, in the event that the Registration Statement has not been declared effective by the SEC on or before March 31, 2005, the liquidated damages provided for in Section 10 of the Registration Rights Agreement shall apply and the liquidated damages provided therein shall be payable by IMSI to Aladdin commencing as of such date.

      Section 1.3. No Other Changes.

      Except as set forth herein, there are no other modifications, amendments or changes to the Stock Purchase Agreement, the Registration Rights Agreement or the Modification Agreement and all such agreements shall continue in full force and effect, as amended herein.

      Section 1.4. Entire Agreement.

      This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, supersedes and is in full substitution for any and all prior agreements and understandings among them relating to such subject matter.

      Section 1.5. Counterparts.

      For the convenience of the parties, any number of counterparts of this Agreement may be executed by any one or more parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.

      Section 1.6. Severability.

      In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, ALHI and IMSI have executed and delivered this Amendment of Modification Agreement as of the day and year first written above.

                                              ALADDIN SYSTEMS HOLDINGS, INC.

                                              By:    /s/ Jonathan Kahn
                                              Name:  Jonathan Kahn
                                              Title: President

                                              INTERNATIONAL MICROCOMPUTER
                                              SOFTWARE, INC.

                                              By:    /s/ Gordon Landies
                                              Name:  Gordon Landies
                                              Title: President